EXHIBIT 17

                             POWER OF ATTORNEY

The undersigned Trustee of the AFL-CIO Housing Investment Trust ("Housing Trust") hereby constitutes and appoints and Michael M. Arnold and Helen R. Kanovsky and each of them, either of whom may act without the joinder of the other, as his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, to sign in his behalf, individually and in his capacity as a Trustee of the Housing Trust, all amendments to the Registration Statement on Securities and Exchange Commission Form N-1, Form N-1A or otherwise, executed after the date of this Power of Attorney, which amendments may make such changes and additions to the Registration Statement as the attorney(s)-in-fact may deem necessary or appropriate, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

                                        /s/ George Latimer
                                        -------------------------
                                         (signature)
                                   Name: George Latimer
Date:  3/27/97

                             POWER OF ATTORNEY

The undersigned Trustee of the AFL-CIO Housing Investment Trust ("Housing Trust") hereby constitutes and appoints and Michael M. Arnold and Helen R. Kanovsky and each of them, either of whom may act without the joinder of the other, as his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, to sign in his behalf, individually and in his capacity as a Trustee of the Housing Trust, all amendments to the Registration Statement on Securities and Exchange Commission Form N-1, Form N-1A or otherwise, executed after the date of this Power of Attorney, which amendments may make such changes and additions to the Registration Statement as the attorney(s)-in-fact may deem necessary or appropriate, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

                                        /s/ Tony Stanley
                                        -------------------------
                                         (signature)
                                   Name: Tony Stanley
Date:  4/1/97

                             POWER OF ATTORNEY

The undersigned Trustee of the AFL-CIO Housing Investment Trust ("Housing Trust") hereby constitutes and appoints and Michael M. Arnold and Helen R. Kanovsky and each of them, either of whom may act without the joinder of the other, as his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, to sign in his behalf, individually and in his capacity as a Trustee of the Housing Trust, all amendments to the Registration Statement on Securities and Exchange Commission Form N-1, Form N-1A or otherwise, executed after the date of this Power of Attorney, which amendments may make such changes and additions to the Registration Statement as the attorney(s)-in-fact may deem necessary or appropriate, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

                                        /s/ Alfred J. Fleischer
                                        -------------------------
                                         (signature)
                                   Name: Alfred J. Fleischer
Date:  3/27/97

                             POWER OF ATTORNEY

The undersigned Trustee of the AFL-CIO Housing Investment Trust ("Housing Trust") hereby constitutes and appoints and Michael M. Arnold and Helen R. Kanovsky and each of them, either of whom may act without the joinder of the other, as his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, to sign in his behalf, individually and in his capacity as a Trustee of the Housing Trust, all amendments to the Registration Statement on Securities and Exchange Commission Form N-1, Form N-1A or otherwise, executed after the date of this Power of Attorney, which amendments may make such changes and additions to the Registration Statement as the attorney(s)-in-fact may deem necessary or appropriate, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

                                        /s/ Frank Hanley
                                        -------------------------
                                         (signature)
                                   Name: Frank Hanley
Date:  4/2/97

                             POWER OF ATTORNEY

The undersigned Trustee of the AFL-CIO Housing Investment Trust ("Housing Trust") hereby constitutes and appoints and Michael M. Arnold and Helen R. Kanovsky and each of them, either of whom may act without the joinder of the other, as his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, to sign in his behalf, individually and in his capacity as a Trustee of the Housing Trust, all amendments to the Registration Statement on Securities and Exchange Commission Form N-1, Form N-1A or otherwise, executed after the date of this Power of Attorney, which amendments may make such changes and additions to the Registration Statement as the attorney(s)-in-fact may deem necessary or appropriate, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

                                        /s/ George A. Miller
                                        -------------------------
                                         (signature)
                                   Name: George A. Miller
Date:  3/26/97

                             POWER OF ATTORNEY

The undersigned Trustee of the AFL-CIO Housing Investment Trust ("Housing Trust") hereby constitutes and appoints and Michael M. Arnold and Helen R. Kanovsky and each of them, either of whom may act without the joinder of the other, as his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, to sign in his behalf, individually and in his capacity as a Trustee of the Housing Trust, all amendments to the Registration Statement on Securities and Exchange Commission Form N-1, Form N-1A or otherwise, executed after the date of this Power of Attorney, which amendments may make such changes and additions to the Registration Statement as the attorney(s)-in-fact may deem necessary or appropriate, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

                                        /s/ Walter M. Kardy
                                        -------------------------
                                         (signature)
                                    Name: Walter M. Kardy
Date:  3/26/97

                             POWER OF ATTORNEY

The undersigned Trustee of the AFL-CIO Housing Investment Trust ("Housing Trust") hereby constitutes and appoints and Michael M. Arnold and Helen R. Kanovsky and each of them, either of whom may act without the joinder of the other, as his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, to sign in his behalf, individually and in his capacity as a Trustee of the Housing Trust, all amendments to the Registration Statement on Securities and Exchange Commission Form N-1, Form N-1A or otherwise, executed after the date of this Power of Attorney, which amendments may make such changes and additions to the Registration Statement as the attorney(s)-in-fact may deem necessary or appropriate, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

                                        /s/ Frank Hurt
                                        -------------------------
                                         (signature)
                                   Name: Frank Hurt
Date:  3/26/97

                             POWER OF ATTORNEY

The undersigned Trustee of the AFL-CIO Housing Investment Trust ("Housing Trust") hereby constitutes and appoints and Michael M. Arnold and Helen R. Kanovsky and each of them, either of whom may act without the joinder of the other, as his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, to sign in his behalf, individually and in his capacity as a Trustee of the Housing Trust, all amendments to the Registration Statement on Securities and Exchange Commission Form N-1, Form N-1A or otherwise, executed after the date of this Power of Attorney, which amendments may make such changes and additions to the Registration Statement as the attorney(s)-in-fact may deem necessary or appropriate, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

                                        /s/ Marlyn J. Spear
                                        -------------------------
                                         (signature)
                                   Name: Marlyn J. Spear
Date:  3/26/97

                             POWER OF ATTORNEY

The undersigned Trustee of the AFL-CIO Housing Investment Trust ("Housing Trust") hereby constitutes and appoints and Michael M. Arnold and Helen R. Kanovsky and each of them, either of whom may act without the joinder of the other, as his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, to sign in his behalf, individually and in his capacity as a Trustee of the Housing Trust, all amendments to the Registration Statement on Securities and Exchange Commission Form N-1, Form N-1A or otherwise, executed after the date of this Power of Attorney, which amendments may make such changes and additions to the Registration Statement as the attorney(s)-in-fact may deem necessary or appropriate, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

                                        /s/ Patricia F. Wiegert
                                        -------------------------
                                         (signature)
                                   Name: Patricia F. Wiegert
Date:  3/27/97

                             POWER OF ATTORNEY

The undersigned Trustee of the AFL-CIO Housing Investment Trust ("Housing Trust") hereby constitutes and appoints and Michael M. Arnold and Helen R. Kanovsky and each of them, either of whom may act without the joinder of the other, as his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, to sign in his behalf, individually and in his capacity as a Trustee of the Housing Trust, all amendments to the Registration Statement on Securities and Exchange Commission Form N-1, Form N-1A or otherwise, executed after the date of this Power of Attorney, which amendments may make such changes and additions to the Registration Statement as the attorney(s)-in-fact may deem necessary or appropriate, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

                                        /s/ Linda Chavez-Thompson
                                        -------------------------
                                         (signature)
                                   Name: Linda Chavez-Thompson
Date:  6/15/96